BUSINESS COMBINATION, SIGNIFICANT TRANSACTION AND SALE OF BUSINESS (Details 6) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Total revenues	$ 170,661	$ 158,132
Net income attributable to Magic Software Enterprises shareholders	$ 17,098	$ 17,206
Earnings per share
Basic (in dollars per share)	$ 0.46	$ 0.47
Diluted (in dollars per share)	$ 0.46	$ 0.46